Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the accompanying Quarterly Report on Form 10-Q of Le@P Technology, Inc. (the “Company”) for the quarterly period ended September 30, 2009 (the “Periodic Report”), I, Timothy Lincoln, Acting Principal Executive Officer of the Company, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to my knowledge and belief that the Periodic Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 12, 2009	/s/ Timothy Lincoln
Timothy Lincoln
Acting Principal Executive Officer

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